SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2010

COLONIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Federal                                                0-51385                             90-0183739
(State or Other Jurisdiction)                                                                                                  (Commission File No.)                                             (I.R.S. Employer
Identification No.)                                                                                                                                                                                               of Incorporation)

2745 S. Delsea Drive, Vineland, New Jersey                                                                                    08360
(Address of Principal Executive Offices)                                                                                                                                                                     (Zip Code)

Registrant's telephone number, including area code: (856) 205-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2010, the Board of Directors of Colonial Bankshares, Inc. (the “Registrant”) approved an amendment to Article II, Section 2 of the Registrant’s Bylaws to permit the Registrant to hold its 2010 annual meetings of stockholders within 188 days of the Registrant’s fiscal year end.

Item 9.01.              Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.                               Exhibit

3                                Text of amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                       COLONIAL BANKSHARES, INC.

DATE: April 19, 2010	By: /s/ L. Joseph Stella, III
L. Joseph Stella, III
Executive Vice President and
Chief Financial Officer